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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 15, 2000
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                Date of Report (Date of earliest event reported)


                         HyperMedia Communications, Inc.
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             (Exact name of Registrant as specified in its charter)


         California                    001-11624                 94-3104247
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


                      901 Mariner's Island Blvd., Suite 365
                           San Mateo, California 94404
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                    (Address of principal executive offices)


                                 (650) 573-5170
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              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ITEM 2. Acquisition or Disposition of Assets................................  2

ITEM 7. Financial Statements and Exhibits...................................  2

SIGNATURES..................................................................  3

INDEX TO EXHIBITS...........................................................  4


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Item 2. Acquisition or Disposition of Assets

         On December 6, 2000, our Board of Directors and shareholders approved the sale of substantially all of our assets, including our web site,
NewMedia.com, and related media assets and mailing lists, to Internet.com Corporation (Nasdaq:INTM), based in Darien, CT. On December 7, 2000, we entered into an Asset Purchase Agreement with Internet.com Corporation.

We contacted a number of potential buyers for these assets and evaluated and negotiated all offers received. The proceeds of this sale are expected to total $505,000. We anticipate that these proceeds will not exceed our liabilities and therefore will not result in any distributions to preferred or common shareholders.

On October 17, 2000, we announced that due to our inability to secure necessary financing, we suspended operations, laid off most of our staff, and begun to explore options to sell the Company or its assets and to effect an orderly wind-down of operations.

The information set forth in our Press Releases dated December 15, 2000 is incorporated herein by reference. Factors affecting our business plans and competitive environment are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit No.      Description

                     99.1 Text of Press Release dated December 15, 2000, announcing the sale of substantially all of our assets, including our web site, NewMedia.com, and related media assets and mailing lists, to Internet.com Corporation.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         HYPERMEDIA COMMUNICATIONS, INC.


Dated: December 15, 2000                   By: \s\ Kenneth Klein
                                               --------------------------------
                                           Kenneth Klein, Vice President of
                                           Finance and Administration,
                                           Chief Financial Officer and Secretary
                                           (Principal Financial and Accounting
                                           Officer)

                                       3

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                                INDEX TO EXHIBITS

     Exhibit
     Number       Description

      99.1 Text of Press Release dated December 15, 2000 announcing the sale of substantially all of our assets, including our web site, NewMedia.com, and related media assets and mailing lists, to Internet.com Corporation.

                                       4